                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2
CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER
PROFORMA OPERATING INCOME WITHOUT GOODWILL AMORTIZATION (A)


                                                          Total                                                             Total
                                                           2000        Q1 2001     Q2 2001       Q3 2001      Q4 2001       2001
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                               $ 189,822    $  54,263    $  57,283    $  58,734    $  57,447    $ 227,727
Business Services Revenue                                  206,359       54,162       55,747       58,799       57,407      226,115
Government Services Revenue                                 26,911        7,759        9,128       11,809       12,598       41,294
Marketing Services Revenue                                  63,549       16,586       16,150       22,054       21,671       76,461
Royalty Revenue                                              6,364        1,657        1,807        1,630        1,714        6,808
                                                         ---------    ---------    ---------    ---------    ---------    ---------
  Core Revenue (c)                                       $ 493,005    $ 134,427    $ 140,115    $ 153,026    $ 150,837    $ 578,405
                                                         =========    =========    =========    =========    =========    =========
Revenue from Divested & Discontinued Lines (b)              54,613        8,902        9,272        5,877          192       24,243
                                                         ---------    ---------    ---------    ---------    ---------    ---------
  Revenue from products and services (d)                 $ 547,618    $ 143,329    $ 149,387    $ 158,903    $ 151,029    $ 602,648
Reimbursable Expenses per EITF 01-14 (d)                    37,392        8,950        8,139       10,816       10,123       38,028
                                                         ---------    ---------    ---------    ---------    ---------    ---------
  Total Revenue                                          $ 585,010    $ 152,279    $ 157,526    $ 169,719    $ 161,152    $ 640,676
                                                         =========    =========    =========    =========    =========    =========

Insurance Services Operating Income (a)                  $  95,549    $  27,257    $  30,410    $  31,945    $  30,895    $ 120,507
Business Services Operating Income (a)                      31,885       11,345       11,097       10,589       12,531       45,562
Government Services Operating Income (a)                     6,862        1,978        2,233        3,044        3,386       10,641
Marketing Services Operating Income (a)                     23,460        5,390        6,772        7,077        7,152       26,391
Royalty Operating Income                                     3,804        1,051        1,191        1,011        1,147        4,400
Income from Reimbursable Expenses                               --           --           --           --           --           --
Divested & Discontinued Operating Income (a) (b)             9,250         (279)          67         (464)        (292)        (968)
Corporate                                                  (43,503)     (10,843)     (13,929)     (12,525)     (11,981)     (49,278)
                                                         ---------    ---------    ---------    ---------    ---------    ---------

  Operating Income before other operating charges        $ 127,307    $  35,899    $  37,841    $  40,677    $  42,838    $ 157,255
                                                         =========    =========    =========    =========    =========    =========

Other operating charges (e)                                (28,419)     (17,865)          --      (10,853)          --      (28,718)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                                         $  98,888    $  18,034    $  37,841    $  29,824    $  42,838    $ 128,537
                                                         =========    =========    =========    =========    =========    =========

CORE REVENUE GROWTH RATE                                      23.8%        14.7%        13.6%        20.9%        19.7%        17.3%
                                                         ---------    ---------    ---------    ---------    ---------    ---------

OPERATING MARGINS
Insurance Services                                            50.3%        50.2%        53.1%        54.4%        53.8%        52.9%
Business Services                                             15.5%        20.9%        19.9%        18.0%        21.8%        20.1%
Government Services                                           25.5%        25.5%        24.5%        25.8%        26.9%        25.8%
Marketing Services                                            36.9%        32.5%        41.9%        32.1%        33.0%        34.5%
Divested & Discontinued Lines (b)                             16.9%        -3.1%         0.7%        -7.9%      -152.1%        -4.0%
ChoicePoint excluding other operating charges, as a           23.2%        25.0%        25.3%        25.6%        28.4%        26.1%
 percentage of revenue from products and services (d) (e)
OPERATING INCOME AS A PERCENTAGE OF REVENUE                   18.1%        12.6%        25.3%        18.8%        28.4%        21.3%
 FROM PRODUCTS AND SERVICES (d)



                                                                                                                             Total
                                                                      Q1 2002      Q2 2002      Q3 2002      Q4 2002         2002
                                                                     ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                                           $  64,140    $  67,031    $  70,495    $  68,616    $ 270,282
Business Services Revenue                                               57,080       62,656       60,625       59,002      239,363
Government Services Revenue                                             12,036       13,057       18,682       25,623       69,398
Marketing Services Revenue                                              23,717       27,950       27,467       26,699      105,833
Royalty Revenue                                                          1,597        1,542        1,563        1,153        5,855
                                                                     ---------    ---------    ---------    ---------    ---------
  Core Revenue (c)                                                   $ 158,570    $ 172,236    $ 178,832    $ 181,093    $ 690,731
                                                                     =========    =========    =========    =========    =========
Revenue from Divested & Discontinued Lines (b)                              72           --           --           --           72
                                                                     ---------    ---------    ---------    ---------    ---------
  Revenue from products and services (d)                             $ 158,642    $ 172,236    $ 178,832    $ 181,093    $ 690,803
Reimbursable Expenses per EITF 01-14 (d)                                10,019        9,923       10,098        8,480       38,520
                                                                     ---------    ---------    ---------    ---------    ---------
  Total Revenue                                                      $ 168,661    $ 182,159    $ 188,930    $ 189,573    $ 729,323
                                                                     =========    =========    =========    =========    =========

Insurance Services Operating Income (a)                              $  35,024    $  35,502    $  37,163    $  36,950    $ 144,639
Business Services Operating Income (a)                                  10,038       14,530       14,493       11,501       50,562
Government Services Operating Income (a)                                 2,482        2,763        5,056        8,561       18,862
Marketing Services Operating Income (a)                                  7,405        9,232        8,509        7,720       32,866
Royalty Operating Income                                                   997          933          932          464        3,326
Income from Reimbursable Expenses                                           --           --           --           --           --
Divested & Discontinued Operating Income (a) (b)                          (206)          --           --           --         (206)
Corporate                                                              (11,518)     (16,885)     (16,163)     (15,619)     (60,185)
                                                                     ---------    ---------    ---------    ---------    ---------

  Operating Income before other operating charges                    $  44,222    $  46,075    $  49,990    $  49,577    $ 189,864
                                                                     =========    =========    =========    =========    =========

Other operating charges (e)                                                 --       (7,342)          --           --       (7,342)
                                                                     ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                                                     $  44,222    $  38,733    $  49,990    $  49,577    $ 182,522
                                                                     =========    =========    =========    =========    =========


CORE REVENUE GROWTH RATE                                                  18.0%        22.9%        16.9%        20.1%        19.4%


OPERATING MARGINS
Insurance Services                                                        54.6%        53.0%        52.7%        53.9%        53.5%
Business Services                                                         17.6%        23.2%        23.9%        19.5%        21.1%
Government Services                                                       20.6%        21.2%        27.1%        33.4%        27.2%
Marketing Services                                                        31.2%        33.0%        31.0%        28.9%        31.1%
Divested & Discontinued Lines (b)                                       -286.1%          n/a          n/a          n/a      -286.1%
ChoicePoint excluding other operating charges, as a                       27.9%        26.8%        28.0%        27.4%        27.5%
 percentage of revenue from products and services (d) (e)
OPERATING INCOME AS A PERCENTAGE OF REVENUE                               27.9%        22.5%        28.0%        27.4%        26.4%
 FROM PRODUCTS AND SERVICES (d)


                                                                                                             Total
                                                         Q1 2003      Q2 2003      Q3 2003      Q4 2003       2003        Q1 2004
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                              $  76,134    $  77,922    $  78,100    $  76,968    $ 309,124    $  86,727
Business Services Revenue                                  63,859       69,014       72,069       71,206      276,148       75,941
Government Services Revenue                                17,136       14,778       15,011       16,410       63,335       17,741
Marketing Services Revenue                                 25,573       25,676       22,631       22,762       96,642       22,811
Royalty Revenue                                             1,303        1,389        1,305        1,105        5,102        1,165
                                                        ---------    ---------    ---------    ---------    ---------    ---------
  Core Revenue (c)                                      $ 184,005    $ 188,779    $ 189,116    $ 188,451    $ 750,351    $ 204,385
                                                        =========    =========    =========    =========    =========    =========
Revenue from Divested & Discontinued Lines (b)                 --           --           --           --           --           --
                                                        ---------    ---------    ---------    ---------    ---------    ---------
  Revenue from products and services (d)                $ 184,005    $ 188,779    $ 189,116    $ 188,451    $ 750,351    $ 204,385
Reimbursable Expenses per EITF 01-14 (d)                   10,944       10,470       12,402       11,579       45,395       12,860
                                                        ---------    ---------    ---------    ---------    ---------    ---------
  Total Revenue                                         $ 194,949    $ 199,249    $ 201,518    $ 200,030    $ 795,746    $ 217,245
                                                        =========    =========    =========    =========    =========    =========

Insurance Services Operating Income (a)                 $  42,436    $  44,364    $  43,998    $  41,720    $ 172,518    $  47,260
Business Services Operating Income (a)                     11,172       15,321       15,694       14,353       56,540       14,357
Government Services Operating Income (a)                    4,399        3,264        2,958        3,919       14,540        4,114
Marketing Services Operating Income (a)                     6,908        7,374        3,580        3,987       21,849        4,287
Royalty Operating Income                                      646          626          416          380        2,068          204
Income from Reimbursable Expenses                              --           --           --           --           --           --
Divested & Discontinued Operating Income (a) (b)               --           --           --           --           --           --
Corporate                                                 (13,758)     (16,469)     (14,850)     (12,936)     (58,013)     (15,951)
                                                        ---------    ---------    ---------    ---------    ---------    ---------

  Operating Income before other operating charges       $  51,803    $  54,480    $  51,796    $  51,423    $ 209,502    $  54,271
                                                        =========    =========    =========    =========    =========    =========

Other operating charges (e)                                    --      (19,817)      (4,022)      (7,103)     (30,942)          --
                                                        ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                                        $  51,803    $  34,663    $  47,774    $  44,320    $ 178,560    $  54,271
                                                        =========    =========    =========    =========    =========    =========



CORE REVENUE GROWTH RATE                                     16.0%         9.6%         5.8%         4.1%         8.6%        11.1%


OPERATING MARGINS
Insurance Services                                           55.7%        56.9%        56.3%        54.2%        55.8%        54.5%
Business Services                                            17.5%        22.2%        21.8%        20.2%        20.5%        18.9%
Government Services                                          25.7%        22.1%        19.7%        23.9%        23.0%        23.2%
Marketing Services                                           27.0%        28.7%        15.8%        17.5%        22.6%        18.8%
Divested & Discontinued Lines (b)                             n/a          n/a          n/a          n/a          n/a          n/a
ChoicePoint excluding other operating charges, as a          28.2%        28.9%        27.4%        27.3%        27.9%        26.6%
 percentage of revenue from products and services (d) (e)
OPERATING INCOME AS A PERCENTAGE OF REVENUE                  28.2%        18.4%        25.3%        23.5%        23.8%        26.6%
 FROM PRODUCTS AND SERVICES (d)


(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 2000-2001 as if FASB No. 142 was effective January 1, 2000.

(b) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(d) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(e) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                          Total                                                          Total
                                                           2000        Q1 2001     Q2 2001       Q3 2001     Q4 2001      2001
                                                         ---------    ---------   ---------     ---------   ---------   ---------
Insurance Services Revenue                               $ 189,822    $  54,263   $  57,283     $  58,734   $  57,447   $ 227,727
Business Services Revenue                                  206,359       54,162      55,747        58,799      57,407     226,115
Government Services Revenue                                 26,911        7,759       9,128        11,809      12,598      41,294
Marketing Services Revenue                                  63,549       16,586      16,150        22,054      21,671      76,461
Royalty Revenue                                              6,364        1,657       1,807         1,630       1,714       6,808
                                                         ---------    ---------   ---------     ---------   ---------   ---------
    Core Revenue (b)                                     $ 493,005    $ 134,427   $ 140,115     $ 153,026   $ 150,837   $ 578,405
                                                         =========    =========   =========     =========   =========   =========
Revenue from Divested & Discontinued Lines (a)              54,613        8,902       9,272         5,877         192      24,243
                                                         ---------    ---------   ---------     ---------   ---------   ---------
    Revenue from products and services (c)               $ 547,618    $ 143,329   $ 149,387     $ 158,903   $ 151,029   $ 602,648
Reimbursable Expenses per EITF 01-14 (c)                    37,392        8,950       8,139        10,816      10,123      38,028
                                                         ---------    ---------   ---------     ---------   ---------   ---------
  Total Revenue                                          $ 585,010    $ 152,279   $ 157,526     $ 169,719   $ 161,152   $ 640,676
                                                         =========    =========   =========     =========   =========   =========

Insurance Services Operating Income                      $  94,892    $  27,004   $  30,125     $  31,663   $  30,615   $ 119,407
Business Services Operating Income                          22,515        8,795       8,264         7,725       9,664      34,448
Government Services Operating Income                         6,862        1,978       2,233         3,044       3,386      10,641
Marketing Services Operating Income                         19,285        4,338       5,721         6,025       6,101      22,185
Royalty Operating Income                                     3,804        1,051       1,191         1,011       1,147       4,400
Income from Reimbursable Expenses                               --           --          --            --          --          --
Divested & Discontinued Operating Income (a)                 8,045         (580)       (234)         (665)       (292)     (1,771)
Corporate                                                  (43,503)     (10,843)    (13,929)      (12,525)    (11,981)    (49,278)
                                                         ---------    ---------   ---------     ---------   ---------   ---------

  Operating Income before other operating charges        $ 111,900    $  31,743   $  33,371     $  36,278   $  38,640   $ 140,032
                                                         =========    =========   =========     =========   =========   =========


Other operating charges (d)                                (28,419)     (17,865)         --       (10,853)         --     (28,718)
                                                         ---------    ---------   ---------     ---------   ---------   ---------
OPERATING INCOME                                         $  83,481    $  13,878   $  33,371     $  25,425   $  38,640   $ 111,314
                                                         =========    =========   =========     =========   =========   =========



OPERATING MARGINS
Insurance Services                                            50.0%        49.8%       52.6%         53.9%       53.3%       52.4%
Business Services                                             10.9%        16.2%       14.8%         13.1%       16.8%       15.2%
Government Services                                           25.5%        25.5%       24.5%         25.8%       26.9%       25.8%
Marketing Services                                            30.3%        26.2%       35.4%         27.3%       28.2%       29.0%
Divested & Discontinued Lines (a)                             14.7%        -6.5%       -2.5%        -11.3%     -152.1%       -7.3%
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (c)(d)      20.4%        22.1%       22.3%         22.8%       25.6%       23.2%
OPERATING INCOME AS A PERCENTAGE OF REVENUE                   15.2%         9.7%       22.3%         16.0%       25.6%       18.5%
 FROM PRODUCTS AND SERVICES (C)
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE             14.3%         9.1%       21.2%         15.0%       24.0%       17.4%

INTERNAL GROWTH RATES (e)
Insurance Services                                            18.0%        14.9%       15.8%         16.0%       18.5%       16.3%
Business Services                                              (f)          5.7%       -0.6%         -8.8%       -9.3%       -3.5%
Government Services                                            (f)         32.1%       16.8%         36.3%       20.0%       25.9%
Marketing Services                                            17.0%         9.6%        2.1%          2.3%       -4.0%        2.3%
Total ChoicePoint                                             15.8%        11.2%        7.1%          4.6%        4.0%        6.6%




                                                                                                                      Total
                                                             Q1 2002       Q2 2002       Q3 2002       Q4 2002        2002
                                                            ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                                  $  64,140     $  67,031     $  70,495     $  68,616     $ 270,282
Business Services Revenue                                      57,080        62,656        60,625        59,002       239,363
Government Services Revenue                                    12,036        13,057        18,682        25,623        69,398
Marketing Services Revenue                                     23,717        27,950        27,467        26,699       105,833
Royalty Revenue                                                 1,597         1,542         1,563         1,153         5,855
                                                            ---------     ---------     ---------     ---------     ---------
    Core Revenue (b)                                        $ 158,570     $ 172,236     $ 178,832     $ 181,093     $ 690,731
                                                            =========     =========     =========     =========     =========
Revenue from Divested & Discontinued Lines (a)                     72            --            --            --            72
                                                            ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (c)                    $ 158,642     $ 172,236     $ 178,832     $ 181,093     $ 690,803
Reimbursable Expenses per EITF 01-14 (c)                       10,019         9,923        10,098         8,480        38,520
                                                            ---------     ---------     ---------     ---------     ---------
  Total Revenue                                             $ 168,661     $ 182,159     $ 188,930     $ 189,573     $ 729,323
                                                            =========     =========     =========     =========     =========

Insurance Services Operating Income                         $  35,024     $  35,502     $  37,163     $  36,950     $ 144,639
Business Services Operating Income                             10,038        14,530        14,493        11,501        50,562
Government Services Operating Income                            2,482         2,763         5,056         8,561        18,862
Marketing Services Operating Income                             7,405         9,232         8,509         7,720        32,866
Royalty Operating Income                                          997           933           932           464         3,326
Income from Reimbursable Expenses                                  --            --            --            --            --
Divested & Discontinued Operating Income (a)                     (206)           --            --            --          (206)
Corporate                                                     (11,518)      (16,885)      (16,163)      (15,619)      (60,185)
                                                            ---------     ---------     ---------     ---------     ---------

  Operating Income before other operating charges           $  44,222     $  46,075     $  49,990     $  49,577     $ 189,864
                                                            =========     =========     =========     =========     =========


Other operating charges (d)                                        --        (7,342)           --            --        (7,342)
                                                            ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                            $  44,222     $  38,733     $  49,990     $  49,577     $ 182,522
                                                            =========     =========     =========     =========     =========



OPERATING MARGINS
Insurance Services                                               54.6%         53.0%         52.7%         53.9%         53.5%
Business Services                                                17.6%         23.2%         23.9%         19.5%         21.1%
Government Services                                              20.6%         21.2%         27.1%         33.4%         27.2%
Marketing Services                                               31.2%         33.0%         31.0%         28.9%         31.1%
Divested & Discontinued Lines (a)                              -286.1%           n/a           n/a           n/a       -286.1%
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (c)(d)         27.9%         26.8%         28.0%         27.4%         27.5%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (C)                                  27.9%         22.5%         28.0%         27.4%         26.4%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE                26.2%         21.3%         26.5%         26.2%         25.0%

INTERNAL GROWTH RATES (E)
Insurance Services                                               17.5%         17.0%         18.5%         18.0%         17.8%
Business Services                                                -7.3%          1.2%          3.1%         -1.2%         -0.9%
Government Services                                              20.9%         32.4%         58.2%        103.4%         59.3%
Marketing Services                                                3.4%          5.4%          4.9%          6.7%          5.2%
Total ChoicePoint                                                 5.7%         10.0%         13.4%         15.6%         11.4%




                                                                                                         Total
                                                     Q1 2003      Q2 2003      Q3 2003      Q4 2003       2003        Q1 2004
                                                    ---------    ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                          $  76,134    $  77,922    $  78,100    $  76,968    $ 309,124    $  86,727
Business Services Revenue                              63,859       69,014       72,069       71,206      276,148       75,941
Government Services Revenue                            17,136       14,778       15,011       16,410       63,335       17,741
Marketing Services Revenue                             25,573       25,676       22,631       22,762       96,642       22,811
Royalty Revenue                                         1,303        1,389        1,305        1,105        5,102        1,165
                                                    ---------    ---------    ---------    ---------    ---------    ---------
    Core Revenue (b)                                $ 184,005    $ 188,779    $ 189,116    $ 188,451    $ 750,351    $ 204,385
                                                    =========    =========    =========    =========    =========    =========
Revenue from Divested & Discontinued Lines (a)             --           --           --           --           --           --
                                                    ---------    ---------    ---------    ---------    ---------    ---------
  Revenue from products and services (c)            $ 184,005    $ 188,779    $ 189,116    $ 188,451    $ 750,351    $ 204,385
Reimbursable Expenses per EITF 01-14 (c)               10,944       10,470       12,402       11,579       45,395       12,860
                                                    ---------    ---------    ---------    ---------    ---------    ---------
  Total Revenue                                     $ 194,949    $ 199,249    $ 201,518    $ 200,030    $ 795,746    $ 217,245
                                                    =========    =========    =========    =========    =========    =========

Insurance Services Operating Income                 $  42,436    $  44,364    $  43,998    $  41,720    $ 172,518    $  47,260
Business Services Operating Income                     11,172       15,321       15,694       14,353       56,540       14,357
Government Services Operating Income                    4,399        3,264        2,958        3,919       14,540        4,114
Marketing Services Operating Income                     6,908        7,374        3,580        3,987       21,849        4,287
Royalty Operating Income                                  646          626          416          380        2,068          204
Income from Reimbursable Expenses                          --           --           --           --           --           --
Divested & Discontinued Operating Income (a)               --                                     --           --           --
Corporate                                             (13,758)     (16,469)     (14,850)     (12,936)     (58,013)     (15,951)
                                                    ---------    ---------    ---------    ---------    ---------    ---------

    Operating Income before other operating charges $  51,803    $  54,480    $  51,796    $  51,423    $ 209,502    $  54,271
                                                    =========    =========    =========    =========    =========    =========


Other operating charges (d)                                --      (19,817)      (4,022)      (7,103)     (30,942)          --
                                                    ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                                    $  51,803    $  34,663    $  47,774    $  44,320    $ 178,560    $  54,271
                                                    =========    =========    =========    =========    =========    =========



OPERATING MARGINS
Insurance Services                                       55.7%        56.9%        56.3%        54.2%        55.8%        54.5%
Business Services                                        17.5%        22.2%        21.8%        20.2%        20.5%        18.9%
Government Services                                      25.7%        22.1%        19.7%        23.9%        23.0%        23.2%
Marketing Services                                       27.0%        28.7%        15.8%        17.5%        22.6%        18.8%
Divested & Discontinued Lines (a)                         n/a          n/a          n/a          n/a          n/a          n/a
ChoicePoint excluding other operating charges, as a      28.2%        28.9%        27.4%        27.3%        27.9%        26.6%
 percentage of revenue from products and services (c) (d)
OPERATING INCOME AS A PERCENTAGE OF REVENUE              28.2%        18.4%        25.3%        23.5%        23.8%        26.6%
 FROM PRODUCTS AND SERVICES (C)
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE        26.6%        17.4%        23.7%        22.2%        22.4%        25.0%

INTERNAL GROWTH RATES (e)
Insurance Services                                       17.2%        15.0%        10.1%         9.5%        12.8%        12.2%
Business Services                                        -4.2%        -5.8%         0.9%         5.0%        -1.1%        13.3%
Government Services                                      42.4%        13.2%       -19.6%       -36.0%        -8.7%       -12.8%
Marketing Services                                       -2.4%       -13.6%       -21.7%       -18.7%       -14.5%       -10.8%
Total ChoicePoint                                         8.1%         2.4%        -1.2%        -2.6%         1.5%         6.9%





(a) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(c) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth


(d) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards


(e) Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.


(f) 1999 revenue data not available in this detail due to the merger with DBT Technologies, Inc. as of 5/16/2000 that was accounted for as a pooling-of-interests transaction

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                       Total      Total     Total     Total
                                                       1998       1999       2000      2001    Q1 2002   Q2 2002   Q3 2002  Q4 2002
                                                     --------   --------   --------   -------  --------  --------  -------  -------
NET INCOME                                           $ 42,315   $ 42,197   $ 43,822   $50,334  $  2,998  $ 24,113  $31,262  $31,454
EPS                                                  $   0.52   $   0.52   $   0.52   $  0.58  $   0.03  $   0.27  $  0.35  $  0.35
Less:
  Cumulative change in accounting principle, net           --         --         --        --   (24,416)       --       --       --
  Income from discontinued operations, net of tax       4,037      3,997      3,656     4,632     1,575     1,707    1,704    1,585
  Gain on sale of discontinued operations, net             --         --         --        --        --        --       --       --
                                                     --------   --------   --------   -------  --------  --------  -------  -------

Net income from continuing operations                $ 38,278   $ 38,200   $ 40,166   $45,702  $ 25,839  $ 22,406  $29,558  $29,869
EPS from continuing operations                       $   0.47   $   0.47   $   0.48   $  0.52  $   0.29  $   0.25  $  0.33  $  0.34

Add back: goodwill amortization net of taxes (a)        5,401      9,397     12,885    12,638        --        --       --       --
Pro forma Net income from continuing operations (a)  $ 43,679   $ 47,597   $ 53,051   $58,340  $ 25,839  $ 22,406  $29,558  $29,869
                                                     ========   ========   ========   =======  ========  ========  =======  =======
Pro forma EPS from continuing operations (a)         $   0.54   $   0.58   $   0.63   $  0.67  $   0.29  $   0.25  $  0.33  $  0.34
Add back:
  Other operating charges (b)                          (5,049)      (513)    28,419    28,718        --     7,342       --       --
  Tax provision (benefit) related to other
  operating charges                                     2,114        (78)    (8,604)    3,879        --    (2,818)      --       --
                                                     --------   --------   --------   -------  --------  --------  -------  -------
PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)             $ 40,744   $ 47,006   $ 72,866   $90,937  $ 25,839  $ 26,930  $29,558  $29,869
                                                     ========   ========   ========   =======  ========  ========  =======  =======
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)             $   0.51   $   0.58   $  0.87    $  1.04  $   0.29  $   0.30  $  0.33  $  0.34
Wtd Avg Shares                                         80,616     81,591     84,139    87,151    88,969    89,692   89,612   89,064

                                                        Total                                                     Total
                                                        2002      Q1 2003   Q2 2003     Q3 2003     Q4 2003       2003       Q1 2004
                                                      ---------   -------   --------    --------    --------    ---------    -------
NET INCOME                                            $  89,827   $65,175   $ 20,853    $ 29,055    $ 26,909    $ 141,992    $33,262
EPS                                                   $    1.01   $  0.73   $   0.23    $   0.32    $   0.30    $    1.58    $  0.37
Less:
  Cumulative change in accounting principle, net        (24,416)       --         --          --          --           --         --
  Income from discontinued operations, net of tax         6,571       991         --          --          --          991         --
  Gain on sale of discontinued operations, net               --    32,893         --          --          --       32,893         --
                                                      ---------   -------   --------    --------    --------    ---------    -------

Net income from continuing operations                 $ 107,672   $31,291   $ 20,853    $ 29,055    $ 26,909    $ 108,108    $33,262
EPS from continuing operations                        $    1.21   $  0.35   $   0.23    $   0.32    $   0.30    $    1.21    $  0.37

Add back: goodwill amortization net of taxes (a)             --        --         --          --          --           --
Pro forma Net income from continuing operations (a)   $ 107,672   $31,291   $ 20,853    $ 29,055    $ 26,909    $ 108,108    $33,262
                                                      =========   =======   ========    ========    ========    =========    =======
Pro forma EPS from continuing operations (a)          $    1.21   $  0.35   $   0.23    $   0.32    $   0.30    $    1.21    $  0.37
Add back:
  Other operating charges (b)                             7,342        --     19,817       4,022       7,103       30,942         --
  Tax provision (benefit) related to other
  operating charges                                      (2,818)       --     (7,609)     (1,545)     (2,728)     (11,882)        --
                                                      ---------   -------   --------    --------    --------    ---------    -------
PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)              $ 112,196   $31,291   $ 33,061    $ 31,532    $ 31,284    $ 127,168    $33,262
                                                      =========   =======   ========    ========    ========    =========    =======
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)              $    1.26   $  0.35   $   0.37    $   0.35    $   0.35    $    1.42    $ 0.37
Wtd Avg Shares                                           89,194    89,374     89,354      89,866      89,923       89,686     90,368

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:

                                                       Total      Total     Total     Total
                                                       1998       1999       2000      2001    Q1 2002   Q2 2002   Q3 2002  Q4 2002
                                                     --------   --------   --------   -------  --------  --------  -------  -------
Merger transaction costs                                  --          --     11,579        --       --         --       --        --
Merger personnel related costs                           838          --      3,780     1,832       --         --       --        --
Other merger integration costs                            --          --      3,629     2,433       --         --       --        --
Write down of minority investments                        --         817         --        --       --      2,370       --        --
Asset impairments                                      2,920         732      6,954    12,693       --      2,985       --        --
Nonmerger severance                                       --         451      1,885       838       --        567       --        --
Other one-time charges                                    --          --        592        69       --      1,420       --        --
(Gain) loss on sale of business                       (8,807)     (2,513)        --    10,853       --         --       --        --
                                                     -------    --------   --------   -------  -------   --------  -------   -------
  Total other operating charges                       (5,049)       (513)    28,419    28,718       --      7,342       --        --
                                                     =======    ========   ========   =======  =======   ========  =======   =======

                                                        Total                                                     Total
                                                        2002      Q1 2003   Q2 2003     Q3 2003     Q4 2003       2003       Q1 2004
                                                      ---------   -------   --------    --------    --------    ---------    -------
Merger transaction costs                                   --         --         --          --          --           --         --
Merger personnel related costs                             --         --         --          --          --           --         --
Other merger integration costs                             --         --         --          --          --           --         --
Write down of minority investments                      2,370         --         --          --          --           --         --
Asset impairments                                       2,985         --     12,490       3,015       5,845       21,350         --
Nonmerger severance                                       567         --      2,848         882         624        4,354         --
Other one-time charges                                  1,420         --      4,479         125         634        5,238         --
(Gain) loss on sale of business                            --         --         --          --          --           --         --
                                                      -------     ------    -------     -------     -------     --------     ------
  Total other operating charges                         7,342         --     19,817       4,022       7,103       30,942         --
                                                      =======     ======    =======     =======     =======     ========     ======